Developing Next Generation Programmed T Cell Therapies September 2024 Autolus.com EX-99.1

Disclaimer These slides contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” and “believes.” These statements include, but are not limited to, statements regarding Autolus’ development of its product candidates, including the obe-cel program; the profile and potential application of obe- cel in additional disease settings; the future clinical development, efficacy, safety and therapeutic potential of the Company’s product candidates, including progress, expectations as to the reporting of data, conduct and timing and potential future clinical and preclinical activity and milestones; expectations regarding the initiation, design and reporting of data from clinical trials and preclinical studies; the extension of the pipeline beyond obe-cel; expectations regarding the regulatory approval process for any product candidates; the benefits of the collaboration between Autolus and BioNTech, including the potential and timing of milestone payments and royalties under the terms of the strategic collaboration; the Company’s current and future manufacturing capabilities; and the Company’s anticipated cash runway. Any forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results, performance, or events to differ materially from those expressed or implied in such statements. These risks and uncertainties include, but are not limited to, the risks that Autolus’ preclinical or clinical programs do not advance or result in approved products on a timely or cost effective basis or at all; the results of early clinical trials are not always being predictive of future results; the cost, timing and results of clinical trials; that many product candidates do not become approved drugs on a timely or cost effective basis or at all; the ability to enroll patients in clinical trials; and possible safety and efficacy concerns. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Autolus’ actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in Autolus' Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March 21, 2024, as well as discussions of potential risks, uncertainties, and other important factors in Autolus’ subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the presentation, and Autolus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. Developing Next Generation Programmed T Cell Therapies 2

Autolus overview – scaling towards commercialization Obe-cel: a potentially best- in-class CAR T • FELIX pivotal trial in r/r adult ALL showed high ORR, encouraging EFS and favorable tolerability with low levels of high- grade CRS and ICANS • FDA PDUFA target action date November 16, 2024 • MAAs under review with EMA and MHRA Developing Next Generation Programmed T Cell Therapies 3 Building a leading CAR T company developing therapies for cancer and autoimmune diseases Pipeline expansion strategy • Expand obe-cel opportunity in B cell malignancies, autoimmune diseases & life cycle strategy – SLE – B-NHL indications – Bi-specific therapies (CD19 /CD22; CD19/BCMA) • Expand to additional indications with novel CAR T therapies, alone or with partners Scalable manufacturing and in-house facility • Demonstrated reliable clinical trial supply (96% target dose reached in FELIX pivotal study) • New commercial cell manufacturing facility in qualification stage; planned annual capacity 2,000+ batches • Expected vein-to-delivery time at launch of ~16 days Strategic collaborations • Strategic multi-platform R&D collaboration with BioNTech • Established technology collaborations with Moderna, BMS and Cabaletta • Long-standing academic collaboration with University College London Strong cash position • Cash and cash equivalents $706M end of Q2 2024 • Fully funds obe-cel launch in adult ALL and allows for autoimmune program acceleration Abbreviations and notes: r/r ALL – relapsed/refractory acute lymphoblastic leukemia; B-NHL – B-cell non-Hodgkin’s lymphoma; SLE – systemic lupus erythematosus $

Obe-cel LEAD CLINICAL PROGRAM A standalone, potentially best-in-class CD19 CAR T cell therapy candidate

Developing Next Generation Programmed T Cell Therapies

We believe obe-cel has a unique mechanism of action

Designed for increased activity and reduced toxicity

Differentiated CD19 binder


anti-CD19 scFv (CAT)
CD8
4-1BB
CD3z

CD19 binder
with fast off-rate

Fast off-rate


Other CD19 Binders
FMC63
HD37
B4
4G7
Obe-cel Binder
CAT
On-Rate: K_a [M-1S-1]
Off Rate: K_d [S-1]

Shorter half-life of interaction compared to binders used in approved products

- obe-cel = 9.8 seconds
- Kymriah® = 21 minutes

Potential for improved potency, reduced toxicity

- Avoided over-activation of CAR T cells → Reduced toxicities
- Increased CAR T peak expansion → Improved persistence
- Avoided exhaustion of CAR T-cells → Improved engraftment, Improved persistence

Enhanced cytotoxicity and proliferation


% Tumor Cell Killing
6.4:1
3.2:1
1.6:1
0.8:1
0.4:1
E:T
NT
FMC63
CAT
Proliferation
SupT1NT
Raji
NALM6
FMC63
CAT
NT

Ghorashian et al. Nature Medicine 2019

5

Developing Next Generation Programmed T Cell Therapies

The FELIX phase 1b/2 pivotal study

Reliable obe-cel supply for FELIX despite the COVID–19 pandemic



Number of US international flights
40,000
30,000
20,000
10,000
0
2019
2020
2021
2022
2023
100,000
80,000
60,000
40,000
20,000
0
Worldwide COVID–19 cases reported (thousand)[2]
FELIX pivotal study V2D
V2D days
30
15
Jul 2021
Ph1b Start
PhII Start

- US international airline flights decreased by 41% compared to flights from pre-COVID–19 pandemic1
- BUT international flights are reliable and on time
- Sample collection and drug product delivery were successfully maintained, with no batches impacted

1United States Department of Transportation, Bureau of Transportation Statistics 2021 [online]. Available at: https://www.bts.gov/data-spotlight/commercial-aviation-2020-downturn-airline-passengers-employment-profits-and-flights Accessed October 2023;
2World Health Organization COVID–19 dashboard [online]. Available at: https://covid19.who.int/ Accessed October 2023

6

Overview of FELIX 1b/2 clinical experience to date Developing Next Generation Programmed T Cell Therapies 7 FELIX pooled analysis of all cohorts presented ASH 2023 and ASCO/EHA 2024 1. Roddie et al., ASCO 2024, Data cut-off date: Feb 7, 2024 2. Roddie et al., ASH 2023, Data cut-off date: Sept 13, 2023 3. Merges et al., ASH 2023, poster presentation Durable and robust response rates 1 • The ORR (CR/CRi) in all patients who received obe-cel in the FELIX study was 78% • The 12-month EFS and OS rates were 49.5% and 61.1% respectively (median follow up of 21.5 months) • 40% of responders in ongoing remission without subsequent SCT/other therapy (median follow-up of 21.5 months) • Survival outcomes show potential of long-term plateau Predictable and manageable tolerability • Low rates of Grade ≥3 CRS (2%) and low rates of Grade ≥3 ICANS (7%)2 Durable remission rates and toxicity inversely correlated with leukemic burden 2 • Assessment of leukemic burden at lymphodepletion is essential for risk/benefit stratification Timely and reliable product supply • Obe-cel successfully manufactured for 95% of leukapheresed patients2 • Vein to certification time of ~21 days in pivotal study3; targeting ~16 days at launch

ASCO/EHA 2024 OBE-CEL IN ADULTS WITH R/R B-ALL FELIX Phase 1b/2 trial

FELIX study all cohorts: Majority of responders show durable response (n=127) Developing Next Generation Programmed T Cell Therapies 9 40% of responders are in ongoing remission without consolidative SCT and 18% had consolidative SCT CR or CRi n = 99 (78%) Infused N = 127 Started new anti-cancer therapy n = 5 (5%) Subsequent SCT in remission (MRD-negative) n = 18 (18%) Ongoing remission without subsequent SCT or other therapy‡ n = 40 (40%) No response or not evaluable n = 28 Relapsed/ died n = 36 (36%) Data cut-off date: February 7, 2024 Median follow-up: 21.5 months (range: 8.6–41.4) Jabbour et al., ASCO 2024

FELIX study all cohorts: Event-free survival (n=127) Developing Next Generation Programmed T Cell Therapies 10 Subset of patients benefit from standalone treatment with obe-cel 44.0 (35.2, 52.5) 127 12231017263647637991 Without censoring for SCT Without censoring for SCT 9.0 (6.57, 14.32) P ro b ab ili ty ( % ) 90 80 70 60 50 40 30 20 10 100 0 Time (months)Patients at risk 12-month EFS rate (95% CI), %: Censoring for SCT (main analysis) 0 363534333231302928272625242322212019181716151413121110987654321 37 127 2315285385 129233865 Censoring for SCT 49.5 (39.6, 58.6) Median (95% CI), months: 11.9 (7.98, 22.11) • All (18/18) patients who had SCT in remission were MRD-negative • 10/18 patients (55.6%) had ongoing CAR T persistence prior to SCT (n = 2 ongoing without event; n = 8 relapse or death) • Characteristics similar between patients who did and did not undergo consolidative SCT Jabbour et al., ASCO 2024

FELIX study all cohorts: Overall survival (n=127) Developing Next Generation Programmed T Cell Therapies 11 Potential long-term plateau P ro b ab ili ty ( % ) 90 80 70 60 50 40 30 20 10 100 0 Time (months)Patients at risk 237255186108127 Without censoring for SCT (main analysis) 0 413937353331292725232119171513119751 3 43 12-month OS rate (95% CI), %: Without censoring for SCT 61.1 (52.0, 69.0) 15.6 (12.91, NE) 63.7 (53.7, 72.0) 235193769100127 Censoring for SCT Censoring for SCT 23.8 (12.91, NE)Median (95% CI), months: Jabbour et al., ASCO 2024

FELIX study all cohorts: CAR T persistence and predicted relapse Developing Next Generation Programmed T Cell Therapies 12 Ongoing CAR T persistence correlates with long-term EFS HR 2.7 (95% CI: 1.4, 5.3) HR 1.7 (95% CI: 0.7, 3.8) P re d ic te d E FS Loss of CAR T persistence at Month 6 Loss of CAR T persistence at Month 12 Ongoing CAR T persistence 0.8 0.6 0.4 0.2 1.0 0.0 Months since obe-cel infusion 0 363330272421181512963 P re d ic te d E FS B-cell recovery at Month 6 B-cell recovery at Month 12 Ongoing B-cell aplasia 0.8 0.6 0.4 0.2 1.0 0.0 Months since obe-cel infusion 0 363330272421181512963 Jabbour et al., ASCO 2024

ASCO 2024 takeaway messages Developing Next Generation Programmed T Cell Therapies 13 FELIX study - pooled analysis of all cohorts • 40% of responders in ongoing remission without subsequent SCT/other therapy, with a median follow-up of 21.5 months • Survival outcomes show potential of long-term plateau • SCT consolidation in remission following obe-cel did not improve EFS or OS • Ongoing CAR T persistence was associated with improved EFS

ALL: unmet need and market overview

If approved, obe-cel could launch into an expanding ALL market Developing Next Generation Programmed T Cell Therapies 15 Blincyto®, current market leader, sales increased 48% year-over-year to $861 million for the full year 2023 • Blincyto® sales price estimated to be $103.5k² (for 1 cycle) supporting approx >2,500 commercial adult ALL patients across all lines of treatment. Sales of $508M for H1 2024, a 27% increase vs. prior period • Kymriah® is priced at $582k in pediatric ALL. Breyanzi® is priced at $487k in DLBCL³. Tecartus® is priced at $462k³ for adult ALL • Breyanzi® and other CAR T cell therapies are expanding delivery center footprint • If approved, obe-cel has the potential to be best-in- class curative therapy and expanding use beyond academic transplant centers 1. As per Amgen quarterly SEC filings 2. https://www.cms.gov/medicare/payment/all-fee-service-providers/medicare-part-b-drug-average-sales-price/asp-pricing-files 3. Red Book pricing database https://www.ibm.com/products/micromedex-red-book/pricing H1 147 H1 187 H1 215 H1 277 H1 400 H1 508 H2 165 H2 192 H2 257 H2 306 H2 461 0 100 200 300 400 500 600 700 800 900 1000 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 G lo b al S al e s $ m 312 379 472 +21% +25% +24% 583 861 +48% +27% Reported Blincyto® sales¹

Over 8,000 new cases of adult ALL annually worldwide • Median overall survival is < 1 year in r/r adult ALL • Combination chemotherapy enables 90% of adult ALL patients to experience Complete Response (CR) – Only 30% to 40% achieve long-term remission • Current T cell therapies for adult patients are Blincyto® and Tecartus® – Both therapies are highly active, but frequently followed by subsequent treatments (e.g. alloSCT) – Blincyto®: favorable safety profile, few patients experiencing severe CRS and ICANS, but limitations on convenience – continuous i.v. infusion during 4-week treatment cycles – Tecartus® more challenging to manage – induces elevated levels of severe CRS, a high levels of severe ICANS, and requires vasopressors for many patients • Opportunity to expand the addressable patient population in earlier lines of therapy Developing Next Generation Programmed T Cell Therapies 16 Successful therapy requires high level of activity and sustained persistence paired with good tolerability 1. SEER and EUCAN estimates (respectively) for US and EU 8,4001 New cases of adult ALL diagnosed yearly 3,000 Addressable patient population

Commercial Launch Readiness

Commercial Readiness Obe-cel steps to commercialization 18 Roadmap to a commercial launch in r/r adult ALL Obe-cel BLA accepted by FDA Nucleus MHRA inspection & approval Obe-cel EMA MAA Developing Next Generation Programmed T Cell Therapies FDA PDUFA Target FDA Action Date November 16 Obtained MHRA MIA together with accompanying GMP certificate Q1 Q2 Q3 Q4 Medical affairs engagement Value and HEOR evidence generation US Center onboarding US supply chain, logistics and systems testing Obe-cel MHRA authorization application 2024

2024 2025 Now-Oct Nov Dec Jan Feb Mar US treatment center timelines for authorization and first patient readiness Centers have their own internal processes / requirements to fulfil prior to administering CAR T; therefore, not every center will be ready to prescribe upon receiving Autolus authorization Qualification (activities ongoing) Activation Activities Complete = Authorization Activation Trigger PDUFA* (Nov 16th) Autolus Authorization Example Center-defined Activities (varies by center) 1. Conduct final trainings based on FDA approved label 2. Administer Risk Evaluation & Mitigation Strategy training ✓ Center Electronic Health Records order sets for obe-cel ✓ Pharmacy & Therapeutics Committee review ✓ Value assessment ✓ Financial clearance finalized ✓ External center authorization document ✓ Addition to Authorized Treatment Center locator *FDA=US Food and Drug Administration; PDUFA=Prescription Drug User Fee Act Developing Next Generation Programmed T Cell Therapies 19

The Nucleus – Our Commercial Manufacturing Facility • Facility ~70,000 sq ft • Modular build (70% built off-site) • Timeline to validation reduced by ~60% • Excellent BREEAM sustainability rating • Designed for 2,000+ batches per year • Target vein to delivery 16 days at launch Developing Next Generation Programmed T Cell Therapies 20 State of the art design and operations established – groundbreaking to complete validation in 2 years Design Build Operations Nov 8, 2021 Groundbreaking Nov 25, 2022 First clean room operational May 2023 Capacity challenge 2021 2022 2023 2024 Dec 14, 2022 First Prodigy operational 2H 2023 Facility validation complete Q1 2024 MHRA GMP certificate

Expanding the obe-cel opportunity Deep value program with potentially broad applicability

The obe-cel product family and franchise opportunity Developing Next Generation Programmed T Cell Therapies 22 Obe-cel CD19 AUTO1/22 CD19/CD22 AUTO8 CD19/BCMA B-ALL and B-NHL B-cell mediated autoimmune disease B-ALL and B-NHL Multiple Myeloma B-cell and plasma cell mediated autoimmune • Optimized CD19 CAR design • Potential best-in-class efficacy and safety profile • Supported by state-of-the-art manufacturing • Supported by mature FELIX clinical/CMC package • Dual CD19 & CD22 Targeting • Designed to prevent antigen negative escape • Supported by Phase 1 data in pediatric B-ALL • Dual CD19 & BCMA Targeting • Designed to induce deep and durable responses • Initial Phase 1 data presented at ASH 2023

Autoimmune

Developing Next Generation Programmed T Cell Therapies

Uniquely positioned to develop CAR T therapy candidate in autoimmune disease

Obe-cel's potential characteristics	Supporting evidence
Favorable tolerability to drive physician and patient acceptability in rheumatology settings	• Potential best-in-class risk/benefit profile in pivotal FELIX trial in adult ALL • Low rates of high-grade CRS and ICANS across all patients observed to date in the cancer setting
Deep cut into the CD19+ B and plasma cell compartment to remove all autoreactive clones	• Evaluation in B-ALL with very high rate of MRD negative complete remissions (95% of evaluated responders) in FELIX study
Development of robust, economical and scalable manufacturing and commercial infrastructure	• Potential approved, commercial manufacturing facility in adult ALL with attractive cost of goods at launch for SLE • Commercial systems and CAR T center services established with potential adult ALL launch
Potential for smaller clinical program and accelerated regulatory path to launch if a high degree of treatment effect is observed	• Treatment effect reported in Erlangen* proof-of concept using a different CAR T product candidate • Clinical safety data from ALLCAR19 and FELIX as well as potential commercial patient data to supplement SLE pivotal study

* New England Journal of Medicine: DOI: 10.1056/NEJMc2107725 – August 2021

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Autoimmune

Developing Next Generation Programmed T Cell Therapies

Phase 1 study in r/r SLE – enrollment ongoing

Primary goal of the Phase 1 study will be confirming the fixed dose in adult SLE patients

CARLYSLE Study

A Single-Arm, Open-Label, Phase I Study to Determine the Safety, Tolerability and Preliminary Efficacy of Obecabtagene Autoleucel in Patients with Severe, Refractory Systemic Lupus Erythematosus (SLE)*

Study design summary

- Number of patients: 6 (option to add cohort of 6 patients)
- Primary endpoint: to establish the tolerability and safety of obe-cel in patients with severe, refractory SLE
- Secondary endpoints: to evaluate the preliminary efficacy of obe-cel using measures of SLE disease activity
- Dosing: 50 x 10^6 CD19 CAR-positive T cells
- Follow up: up to 12 months
- 3 centers enrolling in UK and Spain

Status and updates

- Initial cohort (n=6) revised enrollment projection; expect completion of patient dosing in Q1 2025
- Initial patient data in Q1 2025
- Presentation of full data with follow-up targeted for 2H 2025 at a medical conference

* A Study of CD19 Targeted CAR T Cell Therapy in Patients With Severe, Refractory Systemic Lupus Erythematosus (SLE) – Full Text View – ClinicalTrials.gov

24

Oncology

Developing Next Generation Programmed T Cell Therapies

Initial clinical experience in r/r NHL, r/r pALL and in r/r MM

Obe-cel ALLCAR19 study, AUTO1/22 CARPALL study and AUTO8 McCARTY study

Obe-cel in NHL*

- 22 r/r NHL patients treated (DLBCL, MCL, FL)
- 21 of 22 patients achieved a metabolic CR
- No ≥ grade 3 CRS and no ICANS of any grade reported
- Durable outcomes and CART cell persistence
- Majority of patients in ongoing remission with a median f/u of 21 months

AUTO1/22 in pALL*

- Kymriah ineligible r/r pALL patients (4 Kymriah failures, 3 CD19neg disease, 3 non-CNS extramedullary disease)
- Favorable adverse event profile with no severe CRS
- Excellent CAR T expansion and very encouraging activity:
- 83% MRD negative CR/Cri
- 1-year EFS 60%
- At median FU 8.7 months, no cases of leukemic relapse or emergence of MRD related to antigen escape

AUTO8 in r/r MM*

- 11 r/r MM patients treated
- No ≥ grade 3 CRS and no ICANS of any grade reported
- ORR 100%; 3 PR*, 1 VGPR*, 7 CR*/sCR* (all evaluable MRD-)
- Two patients remained in sCR at >12 months; overall PFS was not reached
- Additional dose levels to be explored

*Roddie et al., ASH 2023 Poster 2114
*Ghorashian et al., EBMT Annual Meeting 2023
*Lee et al., ASH 2023

25

Partnerships, pipeline programs and technologies A broad portfolio of potential next generation modular T cell therapies

Developing Next Generation Programmed T Cell Therapies

Autolus pipeline

Obe-cel product family

Product	Indication	Target	Study Name	Partner	Phase	Status/Expected Milestones
Obe-cel	Adult B-ALL	CD19	FELIX		Pivotal	Submitted to EMA, MHRA and FDA (PDUFA November 16, 2024)
Obe-cel	Systemic Lupus Erythematosus	CD19	CARLYSLE		Phase 1	Initial data Q1 2025
Obe-cel	B-NHL and CLL	CD19	ALLCAR19	UCL	Phase 1	Data in peer reviewed journal
Obe-cel	PCNSL	CD19	CAROUSEL	UCL	Phase 1	Data in peer reviewed journal
AUTO1/22	Pediatric ALL	CD19 & CD22	CARPALL	UCL BIONTECH*	Phase 1	Data in BLOOD August 2023
AUTO8	Multiple Myeloma	CD19 & BCMA	MCARTY	UCL	Phase 1	Update in 2025

Additional pipeline programs

Product	Indication	Target	Study Name	Partner	Phase	Status/Expected Milestones
AUTO4	TRBC1+ Peripheral TCL	TRBC1	LibrA T1		Phase 1	Data in peer reviewed journal
AUTO5	TRBC2+ Peripheral TCL	TRBC2	–		Preclinical	Data in peer reviewed journal
AUTO6NG	Neuroblastoma	GD2	MAGNETO	UCL BIONTECH*	Phase 1	Open and actively recruiting
AUTO9	Acute Myeloid Leukemia	CD33, CD123 & CLL1	TBD	UCL	Preclinical	Estimated Phase 1 start 2025

* BioNTech holds an option to co-fund and co-commercialize

Oncology   Autoimmune

27

Leveraging our industry leading technology platform via partnerships Leveraging technology platform for BioNTech’s programs Developing Next Generation Programmed T Cell Therapies 28 Technology partnerships Access to the RQR8 safety switch for selected cell therapy programs for the treatment of cancer Leveraging our modular programming technology to generate safer and more effective therapies Tumor targeting, pharmacological control and activity enhancement for cellular therapies Validating collaborations with leading pharma and biotech companies Access to proprietary binders for the development of mRNA-based therapeutics for the treatment of cancer Potential for value creation through near term option exercise fees, milestone payments and royalties from net sales

Upcoming news flow

Autolus planned news flow Developing Next Generation Programmed T Cell Therapies 30 Anticipated Milestone or Data Catalysts Anticipated Timing Obe-cel U.S. FDA PDUFA target action date November 16, 2024 Obe-cel FELIX data update at ASH 2024 December 2024 Obe-cel in autoimmune disease – initial data from SLE Phase 1 study Q1 2025

Summary

Autolus overview – scaling towards commercialization Obe-cel: a potentially best- in-class CAR T • FELIX pivotal trial in r/r adult ALL showed high ORR, encouraging EFS and favorable tolerability with low levels of high- grade CRS and ICANS • PDUFA target action date November 16, 2024 • MAAs under review by EMA and MHRA Developing Next Generation Programmed T Cell Therapies 32 Building a leading CAR T company developing therapies for cancer and autoimmune diseases Pipeline expansion strategy • Expand obe-cel opportunity in B cell malignancies, autoimmune diseases & life cycle strategy – SLE – B-NHL indications – Bi-specific therapies (CD19 /CD22; CD19/BCMA) • Expand to additional indications with novel CAR T therapies, alone or with partners Scalable manufacturing and in-house facility • Demonstrated reliable clinical trial supply (96% target dose reached in FELIX pivotal study) • New commercial cell manufacturing facility in qualification stage; planned annual capacity 2,000+ batches • Expected vein-to-delivery time at launch of ~16 days Strategic collaborations • Strategic multi-platform R&D collaboration with BioNTech • Established technology collaborations with Moderna, BMS and Cabaletta • Long-standing academic collaboration with University College London Strong cash position • Cash and cash equivalents $706M end of Q2 2024 • Fully funds obe-cel launch in adult ALL and allows for autoimmune program acceleration Abbreviations and notes: r/r ALL – relapsed/refractory acute lymphoblastic leukemia; B-NHL – B-cell non-Hodgkin’s lymphoma; SLE – systemic lupus erythematosus $

Autolus.com Thank you

Autolus.com Appendix

Developing Next Generation Programmed T Cell Therapies

FELIX Phase 1b/2 pooled analysis: patient disposition

127/153 (83%) enrolled patients received obe-cel*

Enrolled**
N = 153

	n (%)
Discontinued	26 (17)
Death	15 (10)
Manufacturing-related	7 (5)
Adverse event	2 (1)
Physician decision	1 (0.7)
Progressive disease	1 (0.7)

Infused
N = 127 (83%)

Morphologic disease*** (n = 98)
- 74% of patients had CR/CRi (n = 73)
- 95% of evaluated responders were MRD-negative‡

No morphologic disease (n = 29)
- 100% of evaluable patients were MRD-negative§

Cohort A
n = 107
(84%)
≥5% BM blasts at screening

Cohort B
n = 13
(10%)
MRD-positive at screening

Cohort C
n = 7
(6%)
Isolated EMD at screening

*Seven patients received Dose 1 only; **All eligibility criteria met and the leukapheresate accepted for manufacturing; obe-cel, obecabtagene autoleucel; Roddie et al., ASH 2023, Data cut-off date: September 13, 2023; ***Morphologic disease defined as ≥5% BM blasts or presence of EMD regardless of BM blast status; ‡MRD status available for 64/73 patients, as assessed by NGS or flow cytometry; §MRD status available for 27/29 patients, as assessed by NGS or flow cytometry; BM, bone marrow; CR, complete remission; CRi, CR with incomplete hematologic recovery; EMD, extramedullary disease; MRD, measurable residual disease; NGS, next-generation sequencing; obe-cel, obecabtagene autoleucel

35

ASH2023: EFS by leukemic burden prior to lymphodepletion* Developing Next Generation Programmed T Cell Therapies 36 Lower leukemic burden is associated with better outcomes *Censoring new non-protocol anti-cancer therapies including SCT with disease assessment by IRRC (data cut-off date: September 13, 2023); BM, bone marrow; CI, confidence interval; EFS, event-free survival; IRRC, Independent Response Review Committee; NE, not evaluable; SCT, stem cell transplant; Roddie et al., ASH 2023 BM blasts % prior to lymphodepletion <5% (n = 36) ≥5−≤75% (n = 51) >75% (n = 40) Median EFS (95% CI), months NE 15.0 (6.6, NE) 4.5 (1.5, 9.0) 6-month EFS (95% CI), % 83 (65, 92) 72 (57, 82) 40 (23, 56) 12-month EFS (95% CI), % 65 (44, 80) 55 (38, 69) 27 (12, 44) Events, n: <5% 10 ≥5−≤75% 22 >75% 27 Median (95% CI): <5% NE ≥5−≤75% 15 (6.6, NE) >75% 4.5 (1.5, 9.0) Patients at risk <5% (n = 36) ≥5−≤75% (n = 51) >75% (n = 40) <5% (n = 36) ≥5−≤75% (n = 51) >75% (n = 40) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 36 34 31 28 25 24 22 20 19 18 14 13 11 11 11 11 8 8 7 6 6 2 2 2 2 2 1 1 1 1 1 1 1 1 1 1 0 0 51 43 41 39 36 31 28 25 23 18 15 15 13 12 12 9 8 8 7 4 4 2 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 0 40 27 22 18 17 13 10 10 10 9 5 5 5 4 4 2 2 2 2 2 2 2 2 1 1 1 1 1 1 1 0 0 0 0 0 0 0 0 Time (months) 0 10 20 30 40 50 60 70 80 90 100 P ro b ab ili ty ( % )

ASH2023 FELIX Phase 1b/2 pooled analysis: CRS and ICANS • No grade ≥3 CRS and/or ICANS were observed in patients with <5% BM blasts at lymphodepletion • Vasopressors were used to treat CRS in 2.4% of patients • The treatment was generally well tolerated • Two deaths were considered treatment-related per investigator assessment: neutropenic sepsis (n = 1); acute respiratory distress syndrome and ICANS (n = 1) Developing Next Generation Programmed T Cell Therapies 37 Low rates of Grade ≥3 CRS and/or ICANS were observed BM, bone marrow; CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; ICU, intensive care unit; Roddie et al., ASH 2023 BM blasts % at lymphodepletion 2% 7% 20 0 40 60 80 100 In ci d e n ce , % CRS ICANS 0% 4% 3% 20 0 40 60 80 100 In ci d e n ce , % <5% ≥5−≤75% >75% 0% 6% 15% 20 0 40 60 80 100 In ci d e n ce , % <5% ≥5−≤75% >75% CRS and ICANS in all patients CRS by % BM blasts ICANS by % BM blasts Light colors = grade ≤2 Dark colors = grade ≥3 69% 23% 47% 69% 88% 8% 18% 43%

ASH 2023 takeaway messages Developing Next Generation Programmed T Cell Therapies 38 • Obe-cel successfully manufactured in 95% of leukapheresed patients • High remission rates independent of leukemic burden at lymphodepletion • 50% EFS estimate at 12 months, with only 17% of responders proceeding to SCT while in remission • Favorable safety profile: 2% grade ≥3 CRS and 7% grade ≥3 ICANS • Severe toxicity mostly limited to patients with high leukemic burden at lymphodepletion • Durable remission rates and toxicity inversely correlated with leukemic burden at lymphodepletion • Assessment of leukemic burden at lymphodepletion is essential for risk/benefit stratification

Developing Next Generation Programmed T Cell Therapies

Strategic multi-platform R&D collaboration with BioNTech

CAR T Cell Therapies

BioNTech to financially support obe-cel planned/potential commercial launch in adult ALL (Acute Lymphoblastic Leukemia) and expansion of development program

Development Product Options

BioNTech to receive co-development and co-commercialization options for AUTO1/22 (CD19/22) and AUTO6NG (GD2) programs

Commercial Infrastructure Access

BioNTech to receive option to access Autolus' GMP product supply and commercial infrastructure for their CAR T program, BNT211

Technology Platform License

BioNTech to receive license and options to access proprietary binders, safety switches and technologies for certain BioNTech programs

Deal Financials

Upfront Payments

- $200 million upfront for equity
- $50 million upfront cash

Downstream Economics

- Up to $580 million in further option exercise and milestones payments
- BioNTech to receive up to mid-single digit royalty on obe-cel project financing
- Autolus eligible for an additional equity investment of $20m, an option exercise payment and profit share based on products manufactured for BioNTech's BNT211 program
- BioNTech has option to co-fund and co-commercialize AUTO1/22 and AUTO6NG, if approved, in return for profit share
- Technology license and options provided in exchange for milestones and royalties

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